EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by QKL Stores Inc. (f/k/a Forme Capital, Inc.) (the "Company") of the Annual Report on Form 10-KSB for the period ending April 30, 2007, as amended (the "Report"), I, Rhett Xudong Wang ,  Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Rhett Xudong Wang Rhett Xudong Wang Chief Financial Officer

Dated: August 13, 2008